Exhibit 10.1

[Execution Version]

FIRST AMENDMENT

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of the 27th day of June, 2014 (the “First Amendment Effective Date”), by and among MAIN STREET CAPITAL CORPORATION, a Maryland corporation (the “Borrower”), the GUARANTORS party to the Credit Agreement (as defined below) (the “Guarantors”), BRANCH BANKING AND TRUST COMPANY (the “Administrative Agent”), and the lenders party hereto (the “Lenders”).

R E C I T A L S:

The Borrower, the Guarantors, the Administrative Agent and the lenders party to thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of September 27, 2013 (the “Credit Agreement”).  Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower and Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement.

The Lenders, the Administrative Agent, the Guarantors and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth to (a) increase the Revolver Commitments by $57,500,000, resulting in total Revolver Commitments, after giving effect to such increase, of $502,500,000 (the “Commitment Increase”), (b) provide for the joinder of an additional lender, (c) permit additional increases to the Revolver Commitments, and (c) make other changes as described herein.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Guarantors, the Administrative Agent and the Lenders, intending to be legally bound hereby, agree as follows:

SECTION 1.  Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.  Amendments to Credit Agreement.  The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01. Amendment to Section 2.14.  Clause (ii) of Section 2.14(a) is hereby amended and restated to read in its entirety as follows:

(ii) immediately after giving effect to any Commitment Increase, (y) the aggregate Revolver Commitments shall not exceed $600,000,000 and (z) the aggregate of all Commitment Increases effected shall not exceed $97,500,000 (plus any additional Commitment Increases available under clause (v)(A) of the proviso to the first sentence of Section 9.04(c) due to the removal of a Lender and a reduction in Revolver Commitments pursuant to Section 9.04(c)),

SECTION 2.02.  Amendment to Section 9.04.  Clause (v) of Section 9.04(c) is hereby amended and restated to read in its entirety as follows:

(v)                                 in the case of the removal of a Lender and the reduction of the Revolver Commitments, (A) the amount of such reduction of the Revolver Commitments shall constitute availability for a future Commitment Increase under and subject to Section 2.14 (for the avoidance of doubt, in no event shall the aggregate Revolver Commitments exceed $600,000,000); (B) no such reduction shall be in an amount greater than the Total Unused Revolver Commitments on the date of such termination or reduction; and (C) no such reduction pursuant to this Section 9.04(c) shall result in the aggregate Revolver Commitments of all of the Lenders being reduced to an amount less than $30,000,000, unless the Revolver Commitments are terminated in their entirety pursuant to Section 2.08, in which case all accrued fees (as provided under Section 2.07) shall be payable on the effective date of such termination.

SECTION 3.   Revolver Commitments.  The Borrowers, the Guarantors, the Administrative Agent and the Lenders acknowledge and agree, as of the effective date of this Amendment, that the aggregate amount of the Revolver Commitments shall be increased by an amount equal to $57,500,000, for a total aggregate amount of Revolver Commitments of all of the Lenders equal to $502,500,000, which increase results from the joinder of the New Lender (defined below) and increases to the Revolver Commitments of certain existing Lenders (the “Increasing Lenders”).  The amended amount of each existing Lender’s total Revolver Commitment is the amount set forth opposite the name of such Lender on the signature pages hereof.  The Administrative Agent shall deliver to the Increasing Lenders replacement Revolver Notes (in the amount of the Increasing Lenders’ respective Revolver Commitments) (such replacement Revolver Notes are hereinafter referred to as the “Replacement Notes”), executed by the Borrower, in exchange for the Revolver Notes of the Increasing Lenders currently outstanding, as such Increasing Lender may require.  All references contained in the Credit Agreement and the other Loan Documents to the “Revolver Notes” shall mean and include the Replacement Notes as supplemented, modified, amended, renewed or extended from time to time.  To the extent applicable, the Administrative Agent and the Lenders agree that the requirements of Section 2.14 of the Credit Agreement have been satisfied for the Commitment Increase.

SECTION 4.  Joinder of New Lender. Comerica Bank shall be referred to as the “New Lender”.  The New Lender: (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (iv) meets all requirement of an Eligible Assignee under the Credit Agreement; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.  The Administrative Agent shall deliver to the New Lender a new Revolver Note (in the amount of the New Lender’s Revolver Commitment) (such new Revolver Note is hereinafter referred to as the “New Note”), executed by the Borrower, as the New Lender may require.

SECTION 5. Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Lenders hereunder are subject to the following conditions, unless the Required Lenders waive such conditions:

(a)                                 The Borrower shall have delivered to the Administrative Agent the following in form and substance satisfactory to the Administrative Agent:

(i)                                     duly executed counterparts of this Amendment signed by the Borrower, the Guarantors, the New Lender, each Increasing Lender, and the Required Lenders;

(ii)                                  duly executed Replacement Notes and the New Note (collectively, the “Notes”), as each such Lender may require;

(iii)                               a certificate of the Secretary or Assistant Secretary of the Borrower and each Guarantor, certifying to and attaching the resolutions adopted by the board of directors (or similar governing body) of such party approving or consenting to this Amendment and the Commitment Increase;

(iv)                              a certificate of the Chief Financial Officer or other Responsible Officer of the Borrower, certifying that (x) as of the date of this Amendment, all representations and warranties of the Borrower and the Guarantors contained in this Amendment, the Credit Agreement and the other Loan Documents are true and correct (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date), (y) immediately after giving effect to this Amendment and the Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof), the Borrower is in compliance with the covenants contained in Article V of the Credit Agreement, and (z) no Default or Event of Default has occurred and is continuing, both immediately before and after giving effect to this Amendment and the Commitment Increase (including any Borrowings in connection therewith and the application of the proceeds thereof); and

(v)                                 such other documents or items that the Administrative Agent, the Lenders or their counsel may reasonably request.

(b)                                 The Borrower shall have paid (i) to the Administrative Agent for the account of the New Lender and each Increasing Lender, an upfront fee in an amount separately agreed between the Borrower, the Administrative Agent, the New Lender and each Increasing Lender and (ii) to the Administrative Agent an arrangement fee in an amount previously agreed between the Borrower and the Administrative Agent.

(c)                                  The Borrower shall have paid to the Administrative Agent, upon application with appropriate documentation, all reasonable costs and expenses of the Administrative Agent, including reasonable fees, charges and disbursements of counsel for the Administrative Agent, incurred in connection with this Amendment and the transactions contemplated herein.

SECTION 6.  No Other Amendment.  Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement as hereby amended.  The Lenders and the Administrative Agent do hereby reserve all of their rights and remedies against all parties who may be or may hereafter become secondarily liable for the repayment of the Obligations.  The Borrower and Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed.  The Borrower and Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 7.  Representations and Warranties.  The Borrower and Guarantors hereby represent and warrant to each of the Lenders as follows:

(a)                                 No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing unwaived by the Lenders on the date hereof, or shall result from this Amendment.

(b)                                 The Borrower and the Guarantors have the power and authority to enter into this Amendment, issue the Notes and to do all such acts and things as are required or contemplated hereunder or thereunder to be done, observed and performed by them.

(c)                                  Each of this Amendment and the Notes has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with their respective terms.

(d)                                 The execution and delivery of each of this Amendment and the Notes and the performance by the Borrower and the Guarantors hereunder and thereunder do not and will not require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor that is a corporation, the articles of organization or operating agreement of any Guarantor that is a limited liability company, or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower and the Guarantors are or may become bound.

SECTION 8.  Effect of Agreement.  On the First Amendment Effective Date, this Amendment shall have the effects set forth in Section 2.14(e) of the Credit Agreement and the New Lender, the Increasing Lenders and the Administrative Agent shall make such payments and adjustments among the Lenders as are contemplated thereby such that each Lender’s Advances remain consistent with its pro rata percentage of the Revolver Commitments after giving effect to the Commitment Increase.  The Revolver Commitment of the New Lender and each of the Increasing Lenders shall be as set forth on the signature pages to this Amendment, and the Revolver Commitments of all other existing Lenders shall remain unchanged from those set forth on the signature pages to the Credit Agreement and restated on the signature pages hereto.

SECTION 9.  Counterparts; Governing Law.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  This Amendment may be delivered by facsimile transmission or by electronic mail with a .pdf copy or other replicating image attached, and any printed or copied version of any copy so delivered shall have the same force and effect as an originally signed counterpart.  This Amendment shall be construed in accordance with and governed by the laws of the State of North Carolina.

SECTION 10.  Amendment.  This Amendment may not be amended or modified without the written consent of the Required Lenders.

SECTION 11.  Further Assurances.  The Loan Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

SECTION 12.  Consent by Guarantors.  The Guarantors consent to the foregoing amendments.  The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended, said Credit Agreement, as hereby amended, being hereby ratified and affirmed.  In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the “Guaranteed Obligations” (as defined in the Credit Agreement) include, without limitation, the indebtedness, liabilities and obligations evidenced by the Notes and the Advances made under the Credit Agreement as hereby amended.  The Guarantors hereby expressly agree that the Credit Agreement, as hereby amended, is in full force and effect.

SECTION 13.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 14.  Notices.  All notices, requests and other communications to any party to the Loan Documents, as amended hereby, shall be given in accordance with the terms of Section 9.01 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers and representatives to execute and deliver, this Amendment as of the day and year first above written.

BORROWER:

MAIN STREET CAPITAL CORPORATION

By:	/s/ Dwayne L. Hyzak
Name:	Dwayne L. Hyzak
Title:	Chief Financial Officer

GUARANTORS:

MAIN STREET CAPITAL PARTNERS, LLC

By:	/s/ Dwayne L. Hyzak
Name:	Dwayne L. Hyzak
Title:	Senior Managing Director

INITIAL GUARANTOR

MAIN STREET EQUITY INTERESTS, INC.

By:	/s/ Dwayne L. Hyzak
Name:	Dwayne L. Hyzak
Title:	Vice President

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[First Amendment Signature Pages]

BRANCH BANKING AND TRUST COMPANY,
as Administrative Agent, Swingline Lender and as a Lender

	By:	/s/ William B. Keene	(SEAL)
	Name:	William B. Keene
	Title:	Vice President

Revolver
Commitment:
$75,000,000

[First Amendment Signature Pages]

LENDERS:

REGIONS BANK

Revolver
Commitment:
$75,000,000

	By:	/s/ Larry Stephens	(SEAL)
	Name:	Larry Stephens
	Title:	SVP

[First Amendment Signature Pages]

FROST BANK

Revolver
Commitment:
$50,000,000

	By:	/s/ Brenda Murphy	(SEAL)
	Name:	Brenda Murphy
	Title:	Market President

[First Amendment Signature Pages]

AMEGY BANK N.A.

Revolver
Commitment:
$40,000,000

	By:	/s/ Jeremy Newsom	(SEAL)
	Name:	Jeremy Newsom
	Title:	Senior Vice President

[First Amendment Signature Pages]

CAPITAL ONE, N.A.

Revolver
Commitment:
$37,500,000

	By:	/s/ Bobby Hamilton	(SEAL)
	Name:	Bobby Hamilton
	Title:	Vice President

[First Amendment Signature Pages]

TEXAS CAPITAL BANK

Revolver
Commitment:
$35,000,000

	By:	/s/ Eric Luttrell	(SEAL)
	Name:	Eric Luttrell
	Title:	Senior Vice President — Corporate Banking

[First Amendment Signature Pages]

CADENCE BANK, N.A.

Revolver
Commitment:
$30,000,000

	By:	/s/ H. Gale Smith, Jr.	(SEAL)
	Name:	H. Gale Smith, Jr.
	Title:	Executive Vice President

[First Amendment Signature Pages]

ROYAL BANK OF CANADA

Revolver
Commitment:
$30,000,000

	By:	/s/ Greg DeRise	(SEAL)
	Name:	Greg DeRise
	Title:	Authorized Signatory

[First Amendment Signature Pages]

GOLDMAN SACHS BANK USA

Revolver
Commitment:
$30,000,000

	By:	(SEAL)
Name:
Title:

[First Amendment Signature Pages]

PATRIOT BANK

Revolver
Commitment:
$25,000,000

	By:	/s/ Bill Holburt	(SEAL)
	Name:	Bill Holburt
	Title:	Senior Vice President

[First Amendment Signature Pages]

TRUSTMARK NATIONAL BANK

Revolver
Commitment:
$25,000,000

	By:	/s/ Michael Oakes	(SEAL)
	Name:	Michael Oakes
	Title:	SVP

[First Amendment Signature Pages]

RAYMOND JAMES BANK, N.A.

Revolver
Commitment:
$15,000,000

	By:	/s/ Joseph A. Ciccolini	(SEAL)
	Name:	Joseph A. Ciccolini
	Title:	Vice President — Senior Corporate Banker

[First Amendment Signature Pages]

FIRST FINANCIAL BANK, N.A.

Revolver
Commitment:
$10,000,000

	By:	/s/ Marelyn Shedd	(SEAL)
	Name:	Marelyn Shedd
	Title:	President — Abilene Region

[First Amendment Signature Pages]

NEW LENDER

COMERICA BANK

Revolver Commitment:
$25,000,000

	By:	/s/ Vishakha S. Deora
	Name:	Vishakha S. Deora
	Title:	Vice President

Lending Office
Comerica Bank
US Banking Department
2900 North Loop West, 9th Floor
Houston TX 77092
Attn: Vishakha Deora, Vice President
Facsimile number: (713) 507-2889
Telephone number: (713) 507-1394

[First Amendment Signature Pages]